                         TOYOTA MOTOR CREDIT CORPORATION
      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2003-B OWNER TRUST
           DISTRIBUTION DATE OF MAY 17, 2004 FOR THE COLLECTION PERIOD
                      APRIL 1, 2004 THROUGH APRIL 30, 2004

----------------------------------------------------------------------------------------------------------------
                                                                             Class A-1             Class A-2
                                                    Total                     Balance               Balance
----------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
   Securities Balance                         $1,827,500,000.00           $556,500,000.00       $479,000,000.00
   Subordinated Seller's Interest                $56,538,596.00
   Receivables Pool Balance                   $1,884,038,596.00
   Principal Factor                                  1.00000000                1.00000000            1.00000000
   Rate                                                                             1.120%                1.430%
   Final Scheduled Payment Date                                        September 15, 2004     February 15, 2006
   Number of Contracts                                  120,273
   Weighted Average A.P.R.                               6.095%
   Weighted Average Remaining Term                        48.05 months
   Servicing Fee Rate                                     1.00%

POOL DATA - PRIOR MONTH
   Securities Balance                         $1,312,505,963.38            $41,505,963.38       $479,000,000.00
   Subordinated Seller's Interest                $56,538,596.00
   Receivables Pool Balance                   $1,369,044,559.38
   Securities Pool Factor                            0.71819752                0.07458394            1.00000000
   Number of Contracts                                  103,738
   Weighted Average A.P.R.                                6.08%
   Weighted Average Remaining Term                        41.27 months
   Precompute and Simple Interest Advances        $1,890,530.06
   Payahead Account Balance                         $106,834.78
   Interest Shortfall                                     $0.00                     $0.00                 $0.00
   Principal Shortfall                                    $0.00                     $0.00                 $0.00

POOL DATA - CURRENT MONTH
   Securities Balance                         $1,252,355,759.49                     $0.00       $460,355,759.49
   Subordinated Seller's Interest                $55,724,206.55
   Receivables Pool Balance                   $1,308,079,966.04
   Securities Pool Factor                            0.68528359                0.00000000            0.96107674
   Number of Contracts                                  101,363
   Weighted Average A.P.R.                                6.08%
   Weighted Average Remaining Term                        40.44 months
   Precompute and Simple Interest Advances        $1,771,160.79
   Payahead Account Balance                         $100,673.05
   Interest Shortfall                                     $0.00                     $0.00                 $0.00
   Principal Shortfall                                    $0.00                     $0.00                 $0.00
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                    Class A-3            Class A-4           Subordinated
                                                     Balance              Balance          Seller's Interest
----------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
   Securities Balance                           $554,000,000.00       $238,000,000.00
   Subordinated Seller's Interest                                                            $56,538,596.00
   Receivables Pool Balance
   Principal Factor                                  1.00000000            1.00000000
   Rate                                                   2.295%                2.790%
   Final Scheduled Payment Date                 August 15, 2007      January 15, 2010      January 15, 2010
   Number of Contracts
   Weighted Average A.P.R.
   Weighted Average Remaining Term
   Servicing Fee Rate

POOL DATA - PRIOR MONTH
   Securities Balance                           $554,000,000.00       $238,000,000.00
   Subordinated Seller's Interest                                                            $56,538,596.00
   Receivables Pool Balance
   Securities Pool Factor                            1.00000000            1.00000000            1.00000000
   Number of Contracts
   Weighted Average A.P.R.
   Weighted Average Remaining Term
   Precompute and Simple Interest Advances
   Payahead Account Balance
   Interest Shortfall                                     $0.00                 $0.00
   Principal Shortfall                                    $0.00                 $0.00

POOL DATA - CURRENT MONTH
   Securities Balance                           $554,000,000.00       $238,000,000.00
   Subordinated Seller's Interest                                                            $55,724,206.55
   Receivables Pool Balance
   Securities Pool Factor                            1.00000000            1.00000000            0.98559587
   Number of Contracts
   Weighted Average A.P.R.
   Weighted Average Remaining Term
   Precompute and Simple Interest Advances
   Payahead Account Balance
   Interest Shortfall                                     $0.00                 $0.00
   Principal Shortfall                                    $0.00                 $0.00
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RESERVE ACCOUNT
---------------
Initial Deposit Amount                                                    $0.00
Specified Reserve Account Percentage                                       0.00%
Specified Reserve Account Amount                                          $0.00
Specified Reserve Account Percentage (IF CONDITION I OR II MET)            3.50%
Specified Reserve Account Amount (IF CONDITION I OR II MET)       $43,832,451.58

Beginning Balance                                                         $0.00
Total Withdraw                                                            $0.00
Amount Available for Deposit to the Reserve Account               $3,226,928.73
                                                                ----------------
Reserve Account Balance Prior to Release                          $3,226,928.73
Reserve Account Required Amount                                           $0.00
                                                                ----------------
Reserve Account Release to Seller                                 $3,226,928.73
                                                                ----------------
Ending Reserve Account Balance                                            $0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REVOLVING LIQUIDITY NOTE
------------------------
Total Amount Available                                             $9,420,193.00

Beginning of Period Balance                                                $0.00
Draws                                                                      $0.00
Reimbursements                                                             $0.00
                                                                ----------------
End of Period Balance                                                      $0.00

Current Period Undrawn Amount                                      $9,420,193.00
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------
                                                                        Vehicles             Amount
                                                                        --------             ------
LIQUIDATED CONTRACTS                                                        42
                                                                        --------
Gross Principal Balance of Liquidated Receivables                                          $672,349.67
Net Liquidation Proceeds Received During the Collection Period                            ($421,530.25)
Recoveries on Previously Liquidated Contracts                                              ($21,791.89)
                                                                                    ------------------
Aggregate Credit Losses for the Collection Period                                          $229,027.53
                                                                                    ------------------

Cumulative Credit Losses for all Periods                                   244           $1,273,949.05
                                                                        --------    ------------------
Repossessed in Current Period                                               35
                                                                        --------
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                  Annualized Average
FOR EACH COLLECTION PERIOD:                                                              Charge-Off Rate

   Second Preceding Collection Period                                                          0.18%

   First Preceding Collection Period                                                           0.21%

   Current Collection Period                                                                   0.21%
------------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)

Three Month Average                                                                            0.20%

Charge-off Rate Indicator ((greater than) 2.25%)                                   CONDITION NOT MET
------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS

                                           Percent   Contracts      Percent               Amount
                                           -------   ---------      -------               ------
30-59 Days Delinquent                        0.44%         447        0.50%            $6,536,500.44
60-89 Days Delinquent                        0.09%          89        0.10%            $1,332,438.92
Over 89 Days Delinquent                      0.08%          85        0.10%            $1,285,281.80
                                                        ------                         -------------
Total Delinquencies                                        621                         $9,154,221.16
                                                        ======                         =============
Repossessed Vehicle Inventory                               56 *
* Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):

  Second Preceding Collection Period                                                            0.20%

  First Preceding Collection Period                                                             0.16%

  Current Collection Period                                                                     0.17%

---------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
--------------------------------------

Three Month Average                                                                             0.18%

Delinquency Percentage Indicator ((greater than) 2.25%)                             CONDITION NOT MET
---------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2003-B OWNER TRUST
           DISTRIBUTION DATE OF MAY 17, 2004 FOR THE COLLECTION PERIOD
                      APRIL 1, 2004 THROUGH APRIL 30, 2004


------------------------------------------------------------------------------------------------------------------------------------
                                                            Class A-1       Class A-2       Class A-3   Class A-4     Subordinated
                                                            ---------       ---------       ---------   ---------     ------------
                                           Total             Balance         Balance         Balance     Balance   Seller's Interest
------------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
  Principal Payments Received            $60,292,243.67
  Interest Payments Received              $6,935,039.09
  Net Precomputed Payahead Amount             $6,161.73
  Aggregate Net Liquidation Proceeds
     Received                               $443,322.14
  Principal on Repurchased Contracts              $0.00
  Interest on Repurchased Contracts               $0.00
                                         --------------
  Total Collections                      $67,676,766.63
  Net Simple Interest Advance Amount       ($120,404.45)
  Net Precomputed Advance Amount              $1,035.18
                                         --------------
  Total Available Amount                 $67,557,397.36

AMOUNTS DUE
-----------
  Servicing Fee                           $1,140,870.47
  Accrued and Unpaid Interest             $2,225,004.82
  Principal                              $60,964,593.34
  Reserve Account                         $3,226,928.73
                                         --------------
  Total Amount Due                       $67,557,397.36

ACTUAL DISTRIBUTIONS
--------------------
  Servicing Fee                           $1,140,870.47
  Interest                                $2,225,004.82      $41,321.49     $570,808.33  $1,059,525.00  $553,350.00     N/A
  Principal                              $60,964,593.34  $41,505,963.38  $18,644,240.51          $0.00        $0.00     $814,389.45
  Reserve Account                         $3,226,928.73
                                         --------------  --------------  --------------  -------------  -----------     -----------
  Total Amount Distributed               $67,557,397.36  $41,547,284.87  $19,215,048.84  $1,059,525.00  $553,350.00     $814,389.45
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN
-----------------------------------
PRECOMPUTED CONTRACTS
---------------------
  Scheduled Principal Collections                                                          $145,162.68
  Prepayments in Full                                         27 contracts                 $108,283.62
  Repurchased Receivables Principal                                                              $0.00
  Payments Behind/Ahead on Repurchased Receivables                                               $0.00
  Total Collections                                                                        $273,277.64
  Advances - Reimbursement of Previous Advances                                                  $0.00
  Advances - Current Advance Amount                                                          $1,035.18
  Payahead Account - Payments Applied                                                        $6,161.73
  Payahead Account - Additional Payaheads                                                        $0.00

SIMPLE INTEREST CONTRACTS
-------------------------
  Collected Principal                                                                   $36,047,614.67
  Prepayments in Full                                       2306 contracts              $23,991,182.70
  Collected Interest                                                                     $6,915,207.75
  Repurchased Receivables Principal                                                              $0.00
  Repurchased Receivables Interest                                                               $0.00
  Advances - Reimbursement of Previous Advances                                            $120,404.45
  Advances - Current Advance Amount                                                              $0.00
-------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
       Servicer's Certificate - Toyota Auto Receivables 2003-B Owner Trust
           Distribution Date of May 17, 2004 for the Collection Period
                      April 1, 2004 through April 30, 2004


--------------------------------------------------------------------------------------------------
                                                                                 Class A-3
                                                                                 ---------
                                                                                  Balance
--------------------------------------------------------------------------------------------------
NOTE RATES FOR MAY 17, 2004 PAYMENT DATE
One Month LIBOR                                                                   1.10000%
Spread                                                                            0.03000%
                                                                                ------------
Note Rates:                                                                       1.13000%

Number of Days in Interest Period                                                              32

INTEREST PAYMENTS
-----------------
Interest Calculation for Current Interest Period                                       556,462.22
At Certificate Payment Date:
   Due to Swap Counterparty (Swap Payments Outgoing)                                 1,059,525.00
   Paid to Swap Counterparty (Swap Payments Outgoing)                                1,059,525.00
   Proration %                                                     0.00%
   Interest Due to Noteholders (Swap Payments Incoming)                                556,462.22
   Interest Payment to Noteholders (Swap Payments Incoming)                            556,462.22

Net Swap Payment due to / (received from) Swap Counterparty                           (503,062.78)

PRINCIPAL PAYMENTS
------------------
Beginning Notional Balance                                                         554,000,000.00
Principal Payment due to Investors                                                            -
Ending Notional Balance                                                            554,000,000.00

SWAP TERMINATION PAYMENT                                                                N/A

NOTE RATES FOR JUNE 15, 2004 PAYMENT DATE
-----------------------------------------
One Month LIBOR                                                                   1.10000%
Spread                                                                            0.03000%
                                                                                ------------
Note Rates:                                                                       1.13000%

Number of Days in Interest Period                                                              29
--------------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ Maura Mizuguchi
--------------------------------------------------
Maura Mizuguchi
National Manager & Treasury Controller